Duff & Phelps International Real Estate Securities Fund
SCHEDULE OF INVESTMENTS (Unaudited)
December 31, 2019
($ reported in thousands)
	Shares	Value
Common Stocks—98.2%
Australia—7.7%
Dexus	191,718	$1,574
GPT Group (The) - In Specie(1)(2)	588,920	—
National Storage REIT	1,098,765	1,415
Scentre Group	499,171	1,342
		4,331

Belgium—2.1%
Warehouses De Pauw CVA	6,315	1,149
Canada—8.1%
Boardwalk Real Estate Investment Trust	41,000	1,450
First Capital Real Estate Investment Trust	27,405	436
Granite Real Estate Investment Trust	41,876	2,128
Summit Industrial Income REIT	57,000	530
		4,544

China—1.1%
GDS Holdings Ltd. ADR(2)	11,700	603
France—3.9%
Klepierre SA	36,331	1,379
Mercialys SA	60,300	834
		2,213

Germany—9.6%
Deutsche Wohnen SE	37,200	1,520
TLG Immobilien AG	38,300	1,222
Vonovia SE	48,674	2,621
		5,363

Hong Kong—10.2%
Hysan Development Co., Ltd.	168,000	659
Link REIT	182,441	1,931
Swire Properties Ltd.	492,000	1,632
Wharf Real Estate Investment Co., Ltd.	246,000	1,501
		5,723

India—1.3%
Ascendas India Trust	651,100	750
Ireland—1.7%
Irish Residential Properties REIT plc	537,000	958
Japan—21.9%
Invesco Office J-REIT, Inc.	7,993	1,654
Kenedix Office Investment Corp.	190	1,465
Kenedix Residential Next Investment Corp.	765	1,441
Kenedix Retail REIT Corp.	354	901
Mitsubishi Estate Co., Ltd.	192,700	3,706
Mitsui Fudosan Logistics Park, Inc.	363	1,612
Nippon Prologis REIT, Inc.	591	1,503
		12,282

Netherlands—3.1%
Unibail-Rodamco-Westfield	11,175	1,763
	Shares	Value

Norway—2.6%
Entra ASA 144A(3)	87,822	$1,450
Singapore—1.2%
Mapletree Industrial Trust	337,600	653
Spain—5.7%
Inmobiliaria Colonial Socimi SA	111,500	1,421
Merlin Properties Socimi SA	124,800	1,790
		3,211

Sweden—4.6%
Catena AB	16,800	742
Kungsleden AB	173,152	1,819
		2,561

United Kingdom—13.4%
Derwent London plc	18,781	998
Empiric Student Property plc	428,850	554
Safestore Holdings plc	122,326	1,306
Segro plc	106,368	1,264
UNITE Group plc (The)	110,500	1,844
Workspace Group plc	97,700	1,537
		7,503

Total Common Stocks (Identified Cost $44,704)		55,057

Total Long-Term Investments—98.2% (Identified Cost $44,704)		55,057

TOTAL INVESTMENTS—98.2% (Identified Cost $44,704)		$55,057
Other assets and liabilities, net—1.8%		991
NET ASSETS—100.0%		$56,048

Abbreviations:
ADR	American Depositary Receipt
REIT	Real Estate Investment Trust

Footnote Legend:
(1)	Security valued at fair value as determined in good faith by or under the direction of the Trustees. This security is disclosed as a Level 3 security in the disclosure table located after the Schedule of Investments.
(2)	Non-income producing.
(3)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2019, these securities amounted to a value of $1,450 or 2.6% of net assets.

See Notes to Schedule of Investments

Duff & Phelps International Real Estate Securities Fund
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
December 31, 2019
($ reported in thousands)
Country Weightings†
Japan	22%
United Kingdom	14
Hong Kong	10
Germany	10
Canada	8
Australia	8
Spain	6
Other	22
Total	100%
† % of total investments as of December 31, 2019.
The following table summarizes the market value of the Fund’s investments as of December 31, 2019, based on the inputs used to value them (See Security Valuation Note 1 in the Notes to Schedule of Investments):
	Total Value at December 31, 2019	Level 1 Quoted Prices	Level 3 Significant Unobservable Inputs
Assets:
Equity Securities:
Common Stocks	$55,057	$55,057	$—(1)
Total Investments	$55,057	$55,057	$—

(1)	Includes internally fair valued securities currently priced at $0.
There were no securities valued using significant observable inputs (Level 2) at December 31, 2019.
There were no transfers into or out of Level 3 related to securities held at December 31, 2019.
Management has determined that the amount of Level 3 securities compared to total net assets is not material; therefore, the rollforward of Level 3 securities and assumptions are not shown for the period ended December 31, 2019.
See Notes to Schedule of Investments

DUFF & PHELPS INTERNATIONAL REAL ESTATE SECURITIES FUND
NOTES TO SCHEDULE OF INVESTMENTS (Unaudited)
December 31, 2019
Note 1. Security Valuation
The Fund utilizes a fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three broad levels. The Fund’s policy is to recognize transfers into or out of Level 3 at the end of the reporting period.
•	Level 1 – quoted prices in active markets for identical securities (security types generally include listed equities).
•	Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
•	Level 3 – prices determined using significant unobservable inputs (including the Valuation Committee’s own assumptions in determining the fair value of investments).
A description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis is as follows:
Equity securities are valued at the official closing price (typically last sale) on the exchange on which the securities are primarily traded or, if no closing price is available, at the last bid price and are categorized as Level 1 in the hierarchy. Restricted equity securities and private placements that are illiquid or are internally fair valued by the Valuation Committee, are generally categorized as Level 3 in the hierarchy.
Certain non-U.S. securities may be fair valued in cases where closing prices are not readily available or are deemed not reflective of readily available market prices. For example, significant events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that non-U.S. markets close (where the security is principally traded) and the time that the Fund calculates its net asset value (“NAV”) at the close of regular trading on the New York Stock Exchange (“NYSE”) (generally 4 p.m. Eastern time) that may impact the value of securities traded in these non-U.S. markets. In such cases, the Fund’s fair value non-U.S. securities using an independent pricing service which considers the correlation of the trading patterns of the non-U.S. security to the intraday trading in the U.S. markets for investments such as American Depository Receipts, financial futures, exchange-traded funds (“ETFs”), and certain indexes, as well as prices for similar securities. Such fair valuations are categorized as Level 2 in the hierarchy. Because the frequency of significant events is not predictable, fair valuation of certain non-U.S. common stocks may occur on a frequent basis.
Listed derivatives, such as options, that are actively traded are valued based on quoted prices from the exchange and are categorized as Level 1 in the hierarchy. Over-the-counter derivative contracts, which include forward currency contracts and equity-linked instruments, do not require material subjectivity as pricing inputs are observed from actively quoted markets and are categorized as Level 2 in the hierarchy.
Investments in open-end mutual funds are valued at NAV. Investments in closed-end funds and ETFs are valued as of the close of regular trading on the NYSE each business day. Each is categorized as Level 1 in the hierarchy.
A summary of the inputs used to value the Fund’s net assets by each major security type is disclosed at the end of the Schedule of Investments for the Fund. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
For additional information about significant accounting policies, refer to the Fund’s most recent semi or annual report.
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